Exhibit 10.14(a)

                             Amendment No. 1 to the
                      Amended and Restated Trust Agreement
                   dated 1 August 1999 (the "Trust Agreement")
                                    Covering
                           Supplementary Savings Plan


     This Amendment No. 1 to the Trust Agreement is made and entered into as of the 1st day of January 2000, by and between Air Products and Chemicals, Inc. (the "Company") and PNC Bank, N.A. (the "Trustee") and upon amendment hereby, shall thereafter be entitled the Trust Agreement covering Defined Contribution Plans.

     WHEREAS, the Company wishes to cover the Air Products and Chemicals, Inc. Deferred Compensation Plan for Directors (the "Director Plan") by the Trust created by and under the Trust Agreement, and the Company and the Trustee have determined to amend, with the consent of the Participant Representatives, the Trust Agreement to expand Exhibit A thereto (List of Plans) to include the Director Plan;

     WHEREAS, the Company contemplates increasing, effective 3 January 2000, in accordance with Section 1.01 of the Trust Agreement, the amount of the Trust Amount to eight million eight hundred thousand dollars ($8,800,000) to cover the $2,300,000 Current Plan Termination Liability of the Director Plan, as well as that of the other Plans, by written notice to the Trustee and contribution of Company Stock by reservation thereof under a Company Stock Agreement; and

     WHEREAS, all capitalized terms used herein shall have the meanings set forth in the Trust Agreement, except as otherwise provided herein or amended hereby;

     NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the parties hereto, intending to be legally bound, agree as follows:

     1. Definitions: Plan and Participants. The term "Plan," as used in the Trust Agreement, is amended to be "Plans" and include the Director Plan as indicated on Exhibit A hereto; and the term "Participants," as used in the Trust Agreement, is amended to include employees and past employees of the Company and certain of its subsidiaries and members and past members of the Board of Directors of the Company who are participants in the Director Plan (together with their respective Designated Beneficiaries, if applicable under the respective Plan).

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     2. Benefit Calculation Schedule and Participant Information. Attached
hereto as Exhibit B is a schedule (said schedule, together with all documents and materials attached thereto as annexes to or referred to therein as having been provided to the Trustee by the Company, being hereinafter referred to as the current "Director Benefit Calculation Schedule") describing, as of the date hereof and to the extent applicable under the Director Plan, how to calculate the basic or primary form of benefit and all alternative or optional forms of benefits payable under the Director Plan. In addition, the Company has provided to the Trustee the Participant Information pertaining to, and to the extent relevant under, the Director Plan, in Exhibit B hereto, which is complete and accurate as of December 31, 1999, or such later date as indicated therein. During the first calendar quarter of each calendar year beginning with calendar year 2001, the Company shall provide the Trustee with any revisions to the Director Benefit Calculation Schedule and updated Participant Information, in each case as of the end of the immediately preceding calendar year.

     3. Texts of Director Plan and Plan Amendments. The Company has delivered to the Trustee true and complete copies of the texts of the Director Plan as in effect during the service of current Participants in such Plan. The Company shall provide to the Trustee a copy of any amendment to the Director Plan, promptly following the effective date thereof, together with a certification of the completeness and accuracy thereof and, following a Change in Control should the Company fail to do so, the Participant Representatives may supply and certify such amendments to the Trustee, whereupon the Trustee shall supply a copy thereof to the Company.

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     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the
TRUST AGREEMENT as of the date set forth above.

                                  AIR PRODUCTS AND CHEMICALS, INC.


Attest:                           By: /s/ W. D. Brown
                                     ------------------------------------
                                     W. D. Brown
                                     Vice President, General Counsel
                                     and Secretary

/s/ K. G. Wright
--------------------------------
     Assistant Secretary

                                  PNC BANK, N.A.


Attest:                           By: /s/ Peter M. Van Dine
                                     ------------------------------------
                                     Vice President


     IN WITNESS WHEREOF, the undersigned Participant Representatives, effective as of the 1st day of January 2000, have executed this Amendment No. 1 to the Trust Agreement in evidence of their consent to the amendments made thereto which are set above.
                                    /s/ W. D. Brown
                                   ----------------------------------------
                                   W. D. Brown
                                   Participant Representative

                                    /s/ L. J. Daley
                                   ----------------------------------------
                                   L. J. Daley
                                   Participant Representative


                                    /s/ J. J. Kaminski
                                   ----------------------------------------
                                   J. J. Kaminski
                                   Participant Representative


                                    /s/ J. P. McAndrew
                                   ----------------------------------------
                                   J. P. McAndrew
                                   Participant Representative


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                                    EXHIBIT A

                                  LIST OF PLANS



Air Products and Chemicals, Inc.
Supplementary Savings Plan

Air Products and Chemicals, Inc.
Deferred Compensation Plan for Directors


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